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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 1, 2003
                                 Date of Report
                        (Date of earliest event reported)


                           PERSISTENCE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

      000-25857                                          94-3138935
(Commission File Number)                    (I.R.S. Employer Identification No.)


                     1720 SOUTH AMPHLETT BLVD., THIRD FLOOR
                           SAN MATEO, CALIFORNIA 94402
             (Address of principal executive offices, with zip code)

                                 (650) 372-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On November 25, 2003, Persistence Software, Inc. (the "Company") entered into a Common Stock Purchase Agreement (the "Purchase Agreement") with certain investors (the "Purchasers") whereby the Purchasers purchased 300,000 shares of the Company's Common Stock (the "Shares") at a purchase price of $3.73 per share, for an aggregate sale price of $1,119,000, and warrants to purchase up to 60,000 shares the Company's Common Stock (the "Investor Warrants") at an exercise price of $4.48 per share (the "Financing"). The closing of the Financing occurred on December 1, 2003. Security Research Associates, Inc. served as the placement agent for the transaction, and received a placement fee of 5% of the gross proceeds of the private placement and a warrant to purchase up to 30,000 shares the Company's Common Stock at an exercise price of $4.48 per share (the "Placement Warrant", and together with the Investor Warrants, the "Warrants")

Pursuant to the Registration Rights Agreement attached hereto as Exhibit 10.27 and incorporated herein by reference, the Company has agreed to prepare and file with the Securities and Exchange Commission a post-effective amendment to its registration statement on Form S-3 (File No. 333-104878) covering the resale of the Shares and the shares issuable upon exercise of the Warrants within 30 days following the closing of the private placement. The terms of the Financing are more fully set forth in the Purchase Agreement attached hereto as Exhibit 10.26 and incorporated herein by reference. A PRO FORMA balance sheet as of September 30, 2003 demonstrating the effect of the Financing on the Company's financials is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         On December 3, 2003, the Company issued a press release related to the Financing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                  10.26 Common Stock Purchase Agreement dated as of November 25, 2003 by and among Persistence Software, Inc. and certain investors.

                  10.27 Registration Rights Agreement dated as of December 1, 2003 by and among Persistence Software, Inc. and certain investors.

                  10.28 Form of Common Stock Warrant dated as of December 1, 2003 issued to certain investors.

                  10.29 Form of Common Stock Warrant dated as of December 1, 2003 issued to Security Research Associates, Inc.

                  99.1 Press Release of Persistence Software, Inc. dated December 3, 2003.

                  99.2 PRO-FORMA Balance Sheet as of September 30, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PERSISTENCE SOFTWARE, INC.



Date: December 9, 2003                    By: /s/ Christopher T. Keene
                                              ----------------------------------
                                              Christopher T. Keene
                                              Chief Executive Officer


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                           PERSISTENCE SOFTWARE, INC.

                                INDEX TO EXHIBITS


Exhibit Number                           Description
--------------                           -----------

   10.26 Common Stock Purchase Agreement dated as of November 25, 2003 by and among Persistence Software, Inc. and certain investors.

   10.27 Registration Rights Agreement dated as of December 1, 2003 by and among Persistence Software, Inc. and certain investors.

   10.28 Form of Common Stock Warrant dated as of December 1, 2003 issued to certain investors.

   10.29 Form of Common Stock Warrant dated as of December 1, 2003 issued to Security Research Associates, Inc.

   99.1            Press Release of Persistence Software, Inc. dated December 3,
                   2003.

   99.2            PRO-FORMA Balance Sheet as of September 30, 2003.